Leases - Facilities Leased to the Company - Additional Information (FY) (Details) - Covington Forbearance Agreement - USD ($) $ in Millions		12 Months Ended
	Jan. 11, 2019	Dec. 31, 2024	Dec. 31, 2023	Aug. 01, 2015
Lessee, Lease, Description [Line Items]
Operating lease, escalation percentage, renewal term, percentage				102.00%
Decrease in base rent	$ 0.8
Relief from outstanding lease amounts	$ 0.5
Portions of rent due		Covington has released the Company of 100% of the Rent Due as of December 31, 2023. For the year ended December 31, 2023, the Company recognized approximately $0.1 million as a reduction of “Facility rent expense” on our consolidated statements of operations from the respective portions of forgiven rent.
Percentage of rent due		100.00%
Reduction in facility rent expense			$ 0.1